EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                           /s/ JOSEPH L. DIONNE
                                           -----------------------------
                                               Joseph L. Dionne

STATE OF FLORIDA   )
                   )    ss:
COUNTY OF DADE     )

Before me appeared Joseph L. Dionne, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.

                                           Witness my hand and official seal:


                                           /s/ TINKIE E. DEMMIN
                                           -----------------------------
                                            Notary Public

[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                 /s/ EDWARD T. FOOTE II
                                                 -----------------------------
                                                 Edward T. Foote II


STATE OF FLORIDA   )
                   ) ss:
COUNTY OF DADE     )

Before me appeared Edward T. Foote II, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.

                                               Witness my hand official seal:


                                               /s/ TINKIE E. DEMMIN
                                               -----------------------------
                                               Notary Public

[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                        /s/ JOHN A. GEORGES
                                        -----------------------------
                                        John A. Georges


STATE OF FLORIDA   )
                   )  ss:
COUNTY OF DADE     )

Before me appeared John A. Georges, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:


                                        /s/ TINKIE E. DEMMIN
                                        -----------------------------
                                        Notary Public

[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                         /s/ VERNON E. JORDAN, JR.
                                         -----------------------------
                                         Vernon E. Jordan, Jr.


STATE OF FLORIDA   )
                   )  ss:
COUNTY OF DADE     )

Before me appeared Vernon E. Jordan Jr., personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.

                                          Witness my hand and official seal:

                                          /s/ TINKIE E. DEMMIN
                                          -----------------------------
                                          Notary Public


[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                              /s/ DAVID T. KEARNS
                                              -----------------------------
                                              David T. Kearns


STATE OF FLORIDA   )
                   ) ss:
COUNTY OF DADE     )

Before me appeared David T. Kearns, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.

                                              Witness my hand and official seal:


                                             /s/ TINKIE E. DEMMIN
                                             -----------------------------
                                             Notary Public


[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                             /s/ LYNN M. MARTIN
                                             -----------------------------
                                             Lynn M. Martin


STATE OF FLORIDA   )
                   ) ss:
COUNTY OF DADE     )

Before me appeared Lynn M. Martin, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.

                                              Witness my hand and official seal:



                                              /s/ TINKIE E. DEMMIN
                                              -----------------------------
                                              Notary Public

[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                             /s/ PAUL J. RIZZO
                                             -----------------------------
                                             Paul J. Rizzo


STATE OF FLORIDA   )
                   ) ss:
COUNTY OF DADE     )

Before me appeared Paul J. Rizzo, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /s/ TINKIE E. DEMMIN
                                             -----------------------------
                                             Notary Public

[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                                /s/ CHRISTINE A. VARNEY
                                                -----------------------------
                                                Christine A. Varney
STATE OF FLORIDA   )
                   ) ss:
COUNTY OF DADE     )

Before me appeared Christine A. Varney, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.


                                              Witness my hand and official seal:

                                              /s/ TINKIE E. DEMMIN
                                              -----------------------------
                                              Notary Public



[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara, Edward R. Henderson and Maria
C. Matias, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1997 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



                                               /s/ ALVA O. WAY
                                               -----------------------------
                                               Alva O. Way


STATE OF FLORIDA   )
                   ) ss:
COUNTY OF DADE     )

Before me appeared Alva O. Way, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 19th day of February, 1998 that he or she executed said instrument for the purposes therein expressed.

                                              Witness my hand and official seal:

                                              /s/ TINKIE E. DEMMIN
                                              -----------------------------
                                              Notary Public


[STAMPED]
Official Notary Seal
 Tinkie E. Demmin
 Notary Public State of Florida
 Commission No. CC470611
 My commission expires: July 20, 1999